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                                                                   EXHIBIT 24.1




                     [SCHVANEVELDT AND COMPANY LETTERHEAD]


                       Consent of Darrell T. Schvaneveldt
                              Independent Auditor

        I consent to the use in this Form 10-KSB, of our report dated December 31, 1996, on the financial statements of Amazon Natural Treasures, Inc., dated April 27, 1997, included herein and to the reference made to me.

SCHVANEVELDT & COMPANY


Salt Lake City, Utah
June 27, 1997